UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2015

Talmer Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-36308 (Commission File Number)	61-1511150 (IRS Employer Identification No.)

2301 West Big Beaver Rd., Suite 525 Troy, Michigan (Address of principal executive offices)	48084 (Zip Code)

(248) 498-2802
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On July 30, 2015, Talmer Bancorp, Inc., holding company for Talmer Bank and Trust and Talmer West Bank, issued a press release announcing its financial results for the quarter ended June 30, 2015. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

On July 29, 2015, the Board of Directors of Talmer Bancorp, Inc. declared a quarterly dividend of $.01 per Class A common share to be paid on August 21, 2015 to shareholders of record of our Class A common stock as of August 10, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
99.1        Earnings press release dated July 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALMER BANCORP, INC.

Dated: July 30, 2015	By: /s/ David T. Provost
David T. Provost
Chief Executive Officer

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